SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934 (Amendment No. )


Filed by the registrant /X/

Filed by a party other than the registrant / /

Check the appropriate box:

         / /  Preliminary Proxy Statement
         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2))
         /X/  Definitive Proxy Statement
         / /  Definitive Additional Materials
         / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12


                             THE QUIGLEY CORPORATION
--------------------------------------------------------------------------------

                  (Name of Registrant as Specified in Charter)



--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)


         Payment of filing fee (check the appropriate box):

         /X/  No fee required.

         / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


         (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

         / / Fee paid previously with preliminary materials.


         / /


         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:



--------------------------------------------------------------------------------


         (2)      Form, Schedule or Registration Statement no.:



--------------------------------------------------------------------------------


         (3)      Filing Party:



--------------------------------------------------------------------------------


         (4)      Date Filed:

                             THE QUIGLEY CORPORATION
                                 Kells Building
                             621 Shady Retreat Road
                                 P. O. Box 1349
                              Doylestown, PA 18901
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             to be held May 4, 2001
                               ------------------

TO THE STOCKHOLDERS OF THE QUIGLEY CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of THE QUIGLEY CORPORATION, a NEVADA Corporation (the "Company") will be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901 on Friday, May 4, 2001, at 4:00 P.M., local time, for the following purposes:

         (i)   To elect a Board of Directors to serve for the ensuing year until
               the  next  Annual  Meeting  of   Stockholders   and  until  their
               respective successors have been duly elected and qualified.

        (ii)   To  increase  the total  stock  subject to the 1997 Stock  Option
               Plan.

       (iii) To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2001.

        (iv) To transact such other business as may properly come before the Meeting and any adjournments thereof.

Only stockholders of record at the close of business on March 15, 2001 will be entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof. Any stockholder may revoke a proxy at any time prior to its exercise by filing a later-dated proxy, or a written notice of revocation with the Secretary of the Company, or by voting in person at the Meeting. If a stockholder is not attending the Meeting, any proxy or notice should be returned in time for receipt no later than the close of business on the day preceding the Meeting.

DUE TO LIMITED SEATING CAPACITY, ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKERS' STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE QUIGLEY CORPORATION STOCK TO THE MEETING.


                                         By Order of the Board of Directors





                                         ERIC H. KAYTES, Secretary


Doylestown, PA
April 3, 2001

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                             THE QUIGLEY CORPORATION
                                 Kells Building
                             621 Shady Retreat Road
                                 P. O. Box 1349
                              Doylestown, PA 18901
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                                  April 3, 2001

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Quigley Corporation, (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held at Aldie Mansion, 85 Old Dublin Pike, Doylestown, PA 18901, on Friday, May 4, 2001 at
4.00 P.M., local time, and any adjournments thereof (the "Meeting").

The principal executive offices of the Company are located at the Kells Building, 621 Shady Retreat Road, P.O. Box 1349, Doylestown, Pennsylvania 18901. The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent or given to stockholders is April 3, 2001.

At the Meeting, the following proposals will be presented to the Stockholders for approval:

     (i) To elect a Board of Directors to serve for the ensuing year until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

    (ii)   To increase the total stock subject to the 1997 Stock Option Plan.

   (iii)   To  ratify  the   appointment   of   PricewaterhouseCoopers   LLP  as
           independent auditors for the year ending December 31, 2001.

    (iv) To transact such other business as may properly come before the Meeting and any adjournments thereof.

DUE TO LIMITED SEATING CAPACITY, ADMISSION WILL BE LIMITED TO ONE (1) SEAT PER STOCKHOLDER OF RECORD. IF YOUR SHARES ARE HELD BY A BANK OR BROKER, YOU MUST BRING YOUR BANK OR BROKERS' STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF THE QUIGLEY CORPORATION STOCK TO THE MEETING.

                          RECORD AND VOTING SECURITIES

Only stockholders of record at the close of business on March 15, 2001 will be entitled to notice of and to vote at the Meeting. At the close of business on such record date, the Company had 10,675,153 shares of Common Stock, par value $.0005 per share (the "Common Stock") outstanding and entitled to vote at the Meeting. Each outstanding share of Common Stock is entitled to one vote. There was no other class of voting securities of the Company outstanding on the Record Date. A majority of the outstanding shares of Common Stock present in person or by Proxy is required for a quorum.

                            PROXIES AND VOTING RIGHTS

Shares of Common Stock represented by Proxies that are properly executed, duly returned and not revoked will be voted in accordance with the instructions contained therein. If no instructions are contained in a Proxy, the shares of Common Stock represented thereby will be voted (i) for election as directors of the persons who have been nominated by the Board of Directors, (ii) for increase to the total stock reserved for the 1997 Stock Option Plan, (iii) for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001, and (iv) upon any other matter that may properly be brought before the Meeting, in accordance with the judgment of the person or persons voting the Proxy. The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person. Any Proxy executed and returned by a stockholder may be revoked at any time thereafter by written notice of revocation given to the Secretary of the Company prior to the vote to be taken at the Meeting, by execution of a subsequent Proxy that is presented at the

Meeting, or by voting in person at the Meeting, in any such case, except as to any matter or matters upon which a vote shall have been cast pursuant to the authority conferred by such Proxy prior to such revocation. Broker "non-votes" and the shares of Common Stock as to which a stockholder abstains are included for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

                   ANNUAL REPORT PROVIDED WITH PROXY STATEMENT

Copies of the Company's Annual Report containing audited financial statements of the Company for the year ended December 31, 2000, are being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting.

                               SECURITY OWNERSHIP

The following table sets forth information concerning ownership of the Company's Common Stock as of March 15, 2001 by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock, each director and executive officer and by all directors and executive officers of the Company as a group. Unless otherwise indicated, the address of each person or entity listed below is the Company's principal executive office.

            Five Percent Stockholders, Directors, and            Common Stock
                       all  Executive Officers  and              Beneficially            Percent of
                            Directors as a Group                  Owned  (1)                Class
                            --------------------                  ----------                -----

            GUY J. QUIGLEY (2) (3) (4)                            3,964,264                  34.0

            CHARLES A. PHILLIPS (2) (3) (5)                       1,736,206                  15.2

            GEORGE J. LONGO (2) (3) (6)                             445,000                   4.0

            ERIC H. KAYTES (2) (3) (7)                              603,404                   5.5

            JACQUELINE F. LEWIS (2) (8)                              40,000                    -

            ROUNSEVELLE W. SCHAUM (2) (9)                            20,000                    -

            ALL DIRECTORS AND OFFICERS (10)                       6,808,874                  51.5
            (Six Persons)


(1) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act ("Rule 13d-3") and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3 and includes options of other rights to subscribe which are exercisable within sixty (60) days of March 15, 2001.
(2)  Director of the Company.
(3)  Officer of the Company.
(4) Mr. Quigley's beneficial ownership includes options and warrants exercisable within sixty (60) days from March 15, 2001, to purchase 770,000 shares of Common Stock, options and warrants to purchase 233,000 shares of Common Stock beneficially owned by Mr. Quigley's wife and an aggregate of 514,705 shares beneficially owned by members of Mr. Quigley's immediate family.
(5) Mr. Phillips' beneficial ownership includes options and warrants exercisable within sixty (60) days from March 15, 2001, to purchase 715,000 shares of Common Stock, and options to purchase 13,500 shares of Common Stock beneficially owned by Mr. Phillips' wife.
(6) Mr. Longo's beneficial ownership includes options and warrants exercisable within sixty (60) days from March 15, 2001, to purchase 420,000 shares of Common Stock.
(7) Mr. Kaytes' beneficial ownership includes options and warrants exercisable within sixty (60) days from March 15, 2001, to purchase 330,000 shares of Common Stock.
(8) Ms. Lewis' address is 3805 Old Easton Road, Doylestown, PA 18901. Ms. Lewis' beneficial ownership includes options exercisable within sixty (60) days from March 15, 2001, to purchase 40,000 shares of Common Stock.
(9) Mr. Schaum's address is One Bannister's Warf, Newport, RI 02840. Mr. Schaum's beneficial ownership includes options exercisable within sixty
     (60) days from March 15, 2001, to purchase 20,000 shares of Common Stock.
(10) Includes an aggregate of 2,541,500 shares of Common Stock underlying options and warrants that are exercisable within sixty (60) days from March 15, 2001.

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

Executive Compensation

The following table provides summary information concerning cash and certain other compensation for the years ended December 31, 2000, 1999 and 1998 paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other most highly compensated executive officers of the Company whose compensation exceeded $100,000 during 2000:

                           SUMMARY COMPENSATION TABLE


                                                           Annual Compensation                       Long-Term Compensation
                                                    -------------------------------------      -----------------------------------

                                                                         Other Annual              Securities      All  Other
Name and Principal Position                      Salary      Bonus       Compensation              Underlying     Compensation
                                     Year         (1)         (2)           (3) (4)                 Options           (5)
                                                  ($)         ($)             ($)                     (#)             ($)
-----------------------------------------------------------------------------------------       ----------------------------------

Guy J. Quigley                       2000        504,000                      536,851                70,000          66,403
   Chairman of the                   1999        420,000                      814,701                85,000          65,903
   Board, President,                 1998        350,000    262,500         1,289,963                                55,903
   Chief Executive Officer

Charles A. Phillips                  2000        352,800                      178,949                70,000          52,101
   Executive Vice President,         1999        294,000                      271,567                85,000          51,601
   Chief Operating Officer           1998        245,000    183,750           430,923                                42,959

George J. Longo                      2000        302,400                                             70,000          28,320
   Vice President,                   1999        252,000                                            100,000          27,820
   Chief Financial Officer           1998        210,000    157,500                                                  17,820

Eric H. Kaytes                       2000        230,400                                             70,000          27,539
   Vice President, MIS,              1999        192,000                                             50,000          27,039
   Secretary-Treasurer,              1998        160,000    120,000                                                  17,039
   Chief Information Officer

(1)      Compensation paid pursuant to employment agreements.
(2) Bonus's paid pursuant to the Company attaining specified sales and net income goals.
(3) Additional compensation, including founder's commission at 3.75% of sales collected less certain deductions for Mr. Quigley, and founder's commission at 1.25% of sales collected less certain deductions for Mr. Phillips.
(4) The value of personal benefits for the executive officers of the Company that might be attributable to management as executive fringe benefits, such as vehicles can not be specifically or precisely determined; however, it would not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for any individual named above.
(5) Includes amounts attributable to the executive officers for reverse split dollar life insurance policies on which the Company pays the premiums. These insurance policies currently provide for the proceeds to be used by the Company for, among other things, the purchase of the officer's stock, at the fair market value, from the officer's estate if desired by the executor of the estate. Also, included are matching contributions attributable to each officer in the Company's 401(k) Plan.

Compensation Pursuant to Plans

An incentive stock option plan was instituted in 1997, (the "1997 Stock Option Plan") and approved by the stockholders in 1998. Options pursuant to the 1997 Stock Option Plan have been granted to directors, executive officers, and employees during 2000, 1999 and 1997. In early 1999, the Company implemented a defined contribution plan for its employees with the Company's contribution to the plan being based on the amount of the employee plan contribution.

Option Grants Table

The following table sets forth certain information regarding stock option grants made to each of the executive officers during 2000:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                           Potential Realizable
                                                      Percent of                                          Value at Assumed Rates
                                    Number of        Total Options                                       of Annual Rates of Stock
                                   Securities          Granted to                                         Price Appreciation for
                                   Underlying         Employees in        Exercise                             Option ($) (1)
                                     Options           Fiscal Year      or Base Price     Expiration
             Name                    Granted              (%)              ($/sh)            Date           5%                10%
------------------------------------------------------------------------------------------------------------------------------------

Guy J. Quigley                        70,000              18.4              0.8125         12/20/10        35,700            91,000


Charles A. Phillips                   70,000              18.4              0.8125         12/20/10        35,700            91,000


George J. Longo                       70,000              18.4              0.8125         12/20/10        35,700            91,000


Eric H. Kaytes                        70,000              18.4              0.8125         12/20/10        35,700            91,000


(1) The potential realizable portion of the foregoing table illustrates value that might be realized upon exercise of options immediately prior to the expiration of their term, assuming (for illustrative purposes only) the specified compounded rates of appreciation on the Company's Common Stock over the term of the option. These numbers do not take into account provisions providing for termination of the option following termination of employment, non-transferability or difference in vesting periods.

Aggregated Option Exercises and Year-End Option Values Table

The following table sets forth certain information concerning stock options exercised during 2000 and stock options, which were unexercised at the end of 2000 with respect to the executive officers:

              AGGREGATED OPTION EXERCISES DURING THE MOST RECENTLY
             COMPLETED FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES


                                                                             Number of              Value of
                                        Shares                               Securities            Unexercised
                                       Acquired           Value              Underlying           In-the Money
                                     on Exercise         Realized            Unexercised         Options at Year
              Name                       (#)                ($)               Options              End ($) (1)
    ------------------------------------------------------------------------------------------------------------

    Guy J. Quigley                      200,000            206,300             770,000                 -

    Charles A. Phillips                    -                  -                715,000                 -

    George J. Longo                        -                  -                420,000                 -

    Eric H. Kaytes                       60,000             61,890             330,000                 -

(1) Represents the total gain that would be realized if all in-the-money options held at December 31, 2000 were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and $0.8125 per share, which was the closing price per share of the Company's Common Stock on December 31, 2000. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

Option Re-pricing Table

As discussed in the Report on Executive Compensation below, in May 1998 certain employee stock options, including options held by executive officers, were re-priced to $9.68 per share, with all other terms and conditions remaining unchanged. The following table sets forth certain information regarding the re-pricing of stock options for executive officers of the Company in May 1998 and within the ten previous years:

                           Ten-Year Option Re-pricing
                           --------------------------

                                               Number of     Market Price of      Exercise                         Length of
                                               Securities      Stock at Time      Price at         New           Original Term
                           Re-pricing          Underlying           of             Time of       Exercise          Remaining at
            Name              Date         Options Re-priced     Re-pricing      Re-pricing       Price             Date of
                                                   (#)             ($)              ($)             ($)            Re-pricing
-------------------------------------------------------------------------------------------------------------------------------

Guy J. Quigley                 5/08/98            100,000           9.68           15.00           9.68          9 yrs. 7 mos.

Charles A. Phillips            5/08/98            100,000           9.68           15.00           9.68          9 yrs. 7 mos.

George J. Longo                5/08/98            115,000           9.68           15.00           9.68          9 yrs. 7 mos.
                               5/08/98             10,000           9.68           17.50           9.68          9 yrs. 7 mos.

Eric H. Kaytes                 5/08/98             90,000           9.68           15.00           9.68          9 yrs. 7 mos.
                               5/08/98             10,000           9.68           17.50           9.68          9 yrs. 7 mos.


Royalty and Employment Agreements

The Cold-Eeze(R)product is manufactured for the Company by an independent manufacturer and marketed by the Company in accordance with the terms of the licensing agreement (between the Company and Godfrey Science & Design, Inc. and John C. Godfrey, Ph.D.; hereinafter "Dr. Godfrey"). The contract is assignable by the Company with Dr. Godfrey's consent. Throughout the duration of the agreement Dr. Godfrey is to receive a three percent (3%) royalty on sales collected, less certain deductions, of the Company's Cold-Eeze(R)products.

A separate consulting agreement between the parties referred to directly above was similarly entered into on May 4, 1992 whereby Dr. John C. Godfrey and Dr. Nancy J. Godfrey are to receive a consulting fee of two percent (2%) on sales collected, less certain deductions of the Company's Cold-Eeze(R) products for consulting services to the Company with respect to such products.

Pursuant to the license agreement entered into between the Company and George Eby Research, the Company pays a royalty fee of three percent (3%) on sales collected, less certain deductions, of the Company's Cold-Eeze(R) products.

An employment agreement between the Company and Guy J. Quigley was entered into on June 1, 1995, whereby Guy J. Quigley is employed as the Chief Executive Officer of the Company for a term ending on May 31, 2005. In addition to compensation for services as an officer of the Company, Mr. Quigley is entitled to receive a founder's commission of five percent (5%) on sales collected, less certain deductions, of the Company's Cold-Eeze(R) products, which is shared with Charles A. Phillips in a ration of 75% and 25%, respectively. Upon the termination of the contract for any reason, Mr. Quigley is entitled to the remainder of his compensation owed him through May 31, 2005.

An employment agreement between the Company and Charles A. Phillips was entered into on June 1, 1995, whereby Charles A. Phillips is employed as the Executive Vice President and Chief Operating Officer of the Company for a term ending on May 31, 2005. In addition to compensation for services as an officer of the Company, Mr. Phillips is entitled to receive twenty five percent (25%) of the founder's commission received by Guy J. Quigley, either directly from Guy J. Quigley or, if requested, directly from the Company. Should Mr. Phillips make such a request upon the Company, the amount owed to him would be deducted from any commissions due Guy J. Quigley. Upon the termination of the contract for any reason, Mr. Phillips is entitled to the remainder of his compensation owed him through May 31, 2005.

George J. Longo is employed as the Chief Financial Officer of the Company pursuant to an employment agreement dated November 5, 1996, for a term ending on December 31, 2001. The agreement provides for a base salary of $150,000, or such greater amount, as the Board of Directors may from time to time determine, with annual increases over the prior year's base salary except for the final year of the contract. In the event of his disability, Mr. Longo is to receive the full amount of his base salary for eighteen months. Upon a change of control of the Company, Mr. Longo is entitled to receive severance compensation equal to forty-eight months of his current compensation. Upon early termination by the Company without cause (as defined in the agreement), the Company is required to pay Mr. Longo the remainder of the salary owed him through December 31, 2001.

The Company entered into an employment agreement dated as of January 1, 1997, with Eric H. Kaytes on terms substantially similar to those of George J. Longo's employment agreement for a term ending on December 31, 2001. Mr. Kaytes' agreement provides for his employment by the Company as its Chief Information Officer at a base salary of $100,000, or such greater amount, as the Board of Directors may from time to time determine, with annual increases over the prior year's base salary except for the final year of the contract. Mr. Kaytes is entitled to receive severance compensation equal to twelve months of his current compensation upon a change of control of the Company. Upon early termination by the Company without cause (as defined in the agreement), the Company is required to pay Mr. Kaytes the remainder of the salary owed him through December 31, 2001.


      REPORTS ABOUT OWNERSHIP OF THE COMPANY'S COMMON STOCK AND COMPLIANCE
         WITH SECTION 16 (a) OF THE SECURITIES AND EXCHANGE ACT OF 1934


Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten-percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

Each of Messrs. Quigley, Phillips, Longo, Kaytes, Schaum and Ms. Lewis filed on a timely basis statements of changes in beneficial ownership of securities for 2000 as required by Section 16(a).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

For the year ended December 31, 2000, $715,800 was paid or payable under founder's commission agreements between the Company and Guy J. Quigley and Charles A. Phillips, who share a commission of 5% on sales collected, less certain deductions, of the Company's Cold-Eeze(R) products.

In the ordinary course of business, the Company has sales brokerage arrangements with ScandaSystems Ltd. whose President and major stockholder is Mr. Gary Quigley, a relative of the Company's Chief Executive Officer. Approximately $314,995 was paid or payable by the Company to such firm during 2000. Also, the Company has consulting arrangements with the Kay Group, Inc. whose President and major stockholder is Mr. David Kaytes, a relative to the Company's Chief Information Officer. Approximately $151,037 was paid or payable by the Company to such firm during 2000. The Company believes that the services performed by these firms are on terms no more favorable than could have otherwise been obtained from an unaffiliated third party.

The Company is in the process of acquiring licenses in certain countries through related party entities. During 2000, fees amounting $251,607 have been paid to a related entity to obtain such licenses.

               PROPOSALS TO BE SUBMITTED FOR STOCKHOLDER APPROVAL

Proposal 1.  ELECTION OF A BOARD OF DIRECTORS

The Directors of the Company are elected annually and hold office for the ensuing year until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The directors are elected by plurality of votes cast by stockholders. The Company's by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of the Board of Directors. The number of directors currently fixed by the Board of Directors is six.

No proxy may be voted for more people than the number of nominees listed below. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual director (by writing that individual director's name where indicated on the proxy) or for all directors will be voted "FOR" the election of all the nominees named below (unless one or more nominees are unable or unwilling to serve). The Board of Directors knows of no reason why any such nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of substitute nominees selected by the Board of Directors.

The following table and the paragraphs following the table set forth information regarding the current ages, terms of office and business experience of the current directors and executive officers of the Company, all of whom are being nominated for re-election to the Board of Directors:

                                                                                                  Year First
               Name                            Position                                   Age      Elected
      ------------------------------------------------------------------------------------------------------

      Guy J. Quigley  (1)             Chairman of the Board, President, CEO                59       1989

      Charles A. Phillips*  (1)       Executive Vice President, COO and Director           53       1989

      George J. Longo                 Vice President, CFO and Director                     54       1997

      Eric H. Kaytes                  Vice President, CIO and Director                     46       1989

      Jacqueline F. Lewis*            Director                                             55       1997

      Rounsevelle W. Schaum*          Director                                             68       2000
                 * Member of the audit committee      (1) Member of the compensation committee


GUY J. QUIGLEY has been Chairman of the Board, President, and Chief Executive Officer of the Company since September 1989. Prior to this date, Mr. Quigley, an accomplished author, established and operated various manufacturing, sales, marketing and real estate companies in the United States, Europe and the African Continent.

CHARLES A. PHILLIPS has been Executive Vice President, Chief Operations Officer and a Director of the Company since September 1989. Before his employment with the Company, Mr. Phillips founded and operated KEB Enterprises, a gold and diamond mining operation that was based in Sierra Leone, West Africa. In addition, Mr. Phillips served as a technical consultant for Re-Tech, Inc., Horsham, Pennsylvania, where he was responsible for full marketing and production of a prototype electrical device. Mr. Phillips also serves as a director of Invicta Corporation.

GEORGE J. LONGO currently serves as Vice President, Chief Financial Officer and Director of the Company. Mr. Longo assumed his duties as Vice President and Chief Financial Officer for the Company in January 1997. Mr. Longo was also appointed as a Director of the Company in March 1997. Before joining the Company, Mr. Longo served as Chief Financial Officer of two privately held international manufacturing firms and Manager of Corporate Accounting with the predecessor pharmaceutical company to Aventis S.A. (NYSE-AVE), being responsible for SEC and IRS compliance, and was involved in acquisition and general accounting issues. Prior to that, Mr. Longo was with KPMG LLP.

ERIC H. KAYTES currently serves as Vice President, Chief Information Officer, Secretary, Treasurer and Director of the Company. From 1989 until January 1997, Mr. Kaytes also served as the Chief Financial Officer of the Company. Prior to 1989 and concurrent with his responsibilities for the Company, Mr. Kaytes had been an independent programmer and designer of computer software.

JACQUELINE F. LEWIS, appointed to the Board of Directors in December 1997, is presently Vice President and Chief Operating Officer of D. A. Lewis, Inc., a direct mail advertising company that she co-founded in 1976. D. A. Lewis now employs 250 people. Ms. Lewis has also served on the Board of Directors of Suburban Community Bank since 1993.

ROUNSEVELLE W. SCHAUM, was appointed to the Board of Directors in March 2000. Since 1993, Mr. Shaum has served as Chairman of Newport Capital Partners, Inc., an investment-banking firm, specializing in the private placement of equity and convertible debt securities. In such capacity, Mr. Schaum has directed and organized over thirty private equity placements and served on the board of directors of numerous public and private emerging growth companies. Prior to 1993, Mr. Schaum has held senior management positions with international manufacturing companies. He also served as the Chairman of the California Small Business Development Corporation, a private venture capital syndicate, and was the founder of the Center of Management Sciences, a management-consulting firm that services multinational high technology companies and government agencies, including NASA and the Department of Defense.

Required Vote

Directors are elected by a plurality of the votes cast, in person or by proxy, at the Meeting. Votes withheld and broker non-votes are not counted toward a nominee's total.

Recommendation of the Board of Directors

The Board of Directors of the Company recommends a vote "FOR" the election of each of the nominees.

Meetings and Committees of the Board of Directors

For the fiscal year ended December 31, 2000, there were seven meetings of the Board of Directors. Each of the directors attended (or participated by telephone) more than 75% of such meetings of the Board of Directors and Committees on which they served in 2000. During 2000, the Board of Directors also acted by unanimous written consent in lieu of a meeting on one occasion.

The Company has three standing committees, the Audit Committee, Executive Operating Committee and Compensation Committee. Prior to establishing these Committees, the customary functions of such committees had been performed by the entire Board of Directors. The Board of Directors does not presently have a standing nominating committee, the customary functions of such committee being performed by the entire Board of Directors. Stockholders wishing to recommend candidates for consideration by the Board of Directors may do so by writing to the Secretary of the Company and providing the candidate's name, biographical data and qualifications.

The members of the Audit Committee are Messrs. Phillips, Schaum and Ms. Lewis. Mr. Schaum, elected to the Board of Directors in March 2000, replaced Mr. Sloan as a member of the Audit Committee after his resignation from the Board of Directors on March 1, 2000. The Audit Committee reviews, analyzes and makes recommendations to the Board of Directors with respect to the Company's accounting policies, controls and statements, consults with the Company's independent public accountants, and reviews filings containing financial information of the Company to be made with the Securities and Exchange Commission. The Audit Committee met one time during 2000.

The members of the Executive Operating Committee are Messrs. Quigley, Phillips, Longo, and Kaytes. The Executive Operating Committee possesses and exercises all the power and authority of the Board of Directors in the management and direction of the business and affairs of the Company, except as limited by law, and except for the power to change the membership or to fill vacancies on the Board of Directors or the Executive Operating Committee. The Executive Operating Committee met five times during 2000.

The members of the Compensation Committee are Messrs. Quigley and Phillips. The Compensation Committee reviews and recommends the salary and other compensation of officers and key employees of the Company, including non-cash benefits, and designates the employees entitled to participate in the Company's benefits plans and other arrangements, as from time to time constituted. The Compensation Committee also administers the Company's Stock Option Plans and recommends the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plans. These recommendations are then subject to approval by the full Board of Directors. The Compensation Committee met two times during 2000.

Compensation of Directors

Outside directors receive compensation annualized at $10,000. In the event that there are more than five meetings of the Board during any particular year, such director will receive an additional $2,000 for each such meeting. In addition, in 2000 the Board of Directors approved the grant of Options to purchase 20,000 shares of Common Stock to each of the outside directors, at the time of grant, under the Company's 1997 Stock Option Plan. Officers of the Company receive no compensation for their service on the Board or on any Committee.

Compensation Committee Interlocks and Insider Participation

The Board of Directors as a whole provides overall guidance and approval of the Company's executive compensation program. All members of the Board participate in the approval of each of the components of the

Company's executive compensation program described in the "Report on Executive Compensation" except that no director who is also a Company employee participates in the approval of their respective compensation. Mr. Quigley serves on the Compensation Committee and Mr. Phillips serves on the Compensation and Audit Committees. No other executive officer of the Company served on any other committee or the compensation committee of another entity performing similar functions during the fiscal year.

The report of the Audit Committee, the report of the Compensation Committee and the performance graph that follow shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement or future filings into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the information by reference, and shall not otherwise be deemed filed under such Acts.


Report of the Audit Committee
-----------------------------

The members of the Audit Committee are Messrs. Phillips, Schaum and Ms. Lewis. Mr. Schaum and Ms. Lewis are independent as defined under the rules of NASD and operate under a written charter adopted by the Board of Directors (Appendix B). The only non-independent member of the Audit Committee during 2000 was Mr. Phillips, the Company's Chief Operating Officer and Executive Vice President who has been with the Company since 1989. As permitted under the NASD requirements, the Board of Directors carefully considered Mr. Phillips' affiliation with the Company and his membership on the Audit Committee and determined that based on the need for continuity of membership and stability of the Audit Committee, it is in the best interest of the Company and its stockholders that Mr. Phillips continue to serve as a member of the Audit Committee.

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2000.

We have discussed with the independent auditors, PricewaterhouseCoopers LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, audit fees, information technology fees, and all other service fees that were paid or payable to PricewaterhouseCoopers LLP for 2000 were $77,500, zero, $25,496, respectively.

We have received and reviewed written disclosures and the letter from PricewaterhouseCoopers LLP required by Independent Standards No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditor's independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Audit Committee

Charles A. Phillips
Jacqueline F. Lewis
Rounsevelle W. Schaum


Report on Executive Compensation
--------------------------------

General
-------

The Compensation Committee reviews and recommends the salary and other compensation of officers and key employees of the Company. The Compensation Committee also administers the Company's Stock Option Plan and recommends the terms of grants of stock options and the persons to whom such options shall be granted in accordance with such plan. These recommendations, as previously indicated, are subject to approval by the full Board of Directors.

Compensation Philosophy
-----------------------

In reaching decisions regarding executive compensation, the Compensation Committee as well as the full board upon approval of such recommendations, balances the total compensation package for each executive, and makes it variable, with sales and profits attained as well as achievement of annual and long-term goals. Competitive levels of compensation are necessary in attracting, rewarding, motivating, and retaining qualified management. The board also believes that the potential for equity ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), places a limit of $1,000,000 on the amount of compensation that may be deducted by the Company in any year with respect to certain of the Company's highest paid executives. Certain performance-based compensation that has been approved by stockholders is not subject to the deduction limit. If necessary, the Company may attempt to qualify certain compensation paid to executive officers for deductibility under the Code, including Section 162(m). However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Program
--------------------

The Company has a comprehensive compensation program, which consists of cash compensation, both fixed and variable, and equity-based compensation. Overall compensation is predicated on industry and peer group comparisons and on performance judgments as to the past and expected future contributions of the individual executive officer. Specific compensation for each executive is designed to fairly remunerate that employee of the Company for the effective exercise of their responsibilities, their management of the business functions for which they are responsible, their extended period of service to the Company and their dedication and diligence in carrying out their responsibilities for the Company.

The fixed aspect is intended to meet the requirements of the employment contracts in effect for all of the Company's officers. See "Executive Compensation - Royalty and Employment Agreements". Employment agreements are in place to insure the Company of consistency of leadership and the retention of qualified executives, and to foster a spirit of employment security, which thereby encourages decisions that will benefit long-term stockholders. Variable compensation is based upon the entire board adopting and approving annually, sales and profit goals to be attained for the ensuing year.

Equity-based compensation is through options periodically granted under the 1997 Stock Option Plan. These grants are designed to directly reward and create a proprietary interest, among the executive officers and other employees, in the Company, which will be an incentive for these employees to work to maximize the long-term total return to stockholders.

Option Re-pricing
-----------------

In May 1998, following stockholder approval of the 1997 Stock Option Plan, the Board amended certain stock options previously granted under such plan to certain employees of the Company, including certain options held by Messrs. Quigley, Phillips, Longo and Kaytes. The options re-priced were approved by the Board of Directors in light of the decline in the market value of the Common Stock that had occurred since the options were originally granted. The Board believed that drop in market price was due to factors unrelated to the accomplishments and efforts of the employees whose options were re-priced and that such re-pricing would afford these individuals with a significant incentive that the options were originally intended to provide.

Compensation Committee

Guy J. Quigley
Charles A. Phillips

PERFORMANCE GRAPH

The following graph reflects a five-year comparison, calculated on a dividend reinvested basis, of the cumulative total stockholder return on the Common Stock of the Company, the NASDAQ Market Index, and a "peer group" index classified as drug related products by Media General Financial Services ("MG Group Index"). The comparisons utilize an investment of $100 on January 1, 1995 for the Company and the comparative indices, which then measure the values for each group at December 31 of each year presented. There can be no assurance that the Company's stock performance will continue with the same or similar trends depicted in the following performance graph.

                             1995       1996        1997       1998      1999     2000
                             ----       ----        ----       ----      ----     ----

THE QUIGLEY CORPORATION     100.00     1992.85     3300.57    1264.00   363.43   185.83
MG GROUP INDEX              100.00      149.80      208.39     139.52   119.81   103.51
NASDAQ MARKET INDEX         100.00      124.27      152.00     214.39   378.12   237.66

Proposal 2.   APPROVAL TO INCREASE THE TOTAL STOCK SUBJECT TO THE 1997 STOCK
              OPTION PLAN

At the Annual Meeting of Stockholders held on May 8, 1998, the 1997 Stock Option Plan was approved by a majority of the shares qualified to vote.

On December 21, 2000, the Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to authorizes the increase of total stock subject to the 1997 Stock Option Plan from its current maximum limit of 1,500,000 shares to maximum limit of 3,000,000 shares of Common Stock (hereinafter the 1997 Stock Option Plan as it is proposed to be amended shall be referred to as the 1997 Plan).

On December 2, 1997, the Board of Directors had unanimously approved for submission to a vote of stockholders a proposal to approve the 1997 Plan set forth in Appendix A to this proxy statement. The following discussion of the 1997 Plan is qualified in its entirety by reference to Appendix A.

The purpose of the 1997 Plan is to provide additional incentive to the officers, directors, and employees of the Company who are primarily responsible for the management and growth of the Company, in order to strengthen their desire to remain in the employ or retention of the Company and to stimulate their efforts on behalf of the Company, and to retain and attract to the employ of the Company persons of competence. The 1997 Plan provides for the grant of both "incentive stock options" and "nonqualified stock options." Any employee shall be eligible to receive incentive stock options or nonqualified stock options. Directors of the Company who are not employees shall be eligible to receive nonqualified stock options.

Administration
--------------

The Plan shall be administered by the Compensation Committee (the "Committee"). Replacements to the Committee shall be appointed by the Board of Directors. The members shall serve at the pleasure of the Board.

Notwithstanding the foregoing, with respect to any options granted to directors and "officers" (as such term is defined in Rule 16a-1 of the Securities and Exchange Commission ("Rule 16a-1"), if and as "Rule 16b-3 is then in effect) of the Company, the Plan shall be administered by the entire Board, unless the Committee at the time of grant, award or other acquisition under the Plan of Options to any such person consists of two or more directors of the Company that are "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3"), if and as Rule 16b-3 is then in effect). In addition, any options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162
(m) of the Code may only be granted by a Committee consisting of two or more directors of the Company that are "Outside Directors" (as such term is defined in Section 162 (m) of the Code).

Common Stock Subject to the 1997 Plan
-------------------------------------

The 1997 Plan currently authorizes the issuance of a maximum of 1,500,000 shares of Common Stock, which maximum amount the Board of Directors proposes to increase to 3,000,000. On December 21, 2000 the Board of Directors has unanimously approved for submission to a vote of stockholders a proposal to authorize the increase of total stock subject to the 1997 Plan from its current maximum limit of 1,500,000 shares to maximum limit of 3,000,000 shares of Common Stock.

The maximum number of shares that may be subject to options granted under the 1997 Plan to any individual in any calendar year may not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to "performance-based" compensation under Section 162 (m) of the Code. If any option under the 1997 Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the 1997 Plan.

Options to purchase an aggregate of 500,000 shares of Common Stock were granted by the Board in December 1997 and January 1998 under the 1997 Plan. Of such options, (i) Guy J. Quigley was granted an option to purchase an aggregate of 100,000 shares, (ii) Charles A. Phillips was granted an option to purchase an aggregate of 100,000 shares, (iii) George J. Longo was granted an option to purchase an aggregate of 125,000 shares, and (iv) Eric H. Kaytes was granted an option to purchase an aggregate of 100,000 shares. All of such options have become effective upon the approval of the 1997 Plan.

Exercise Price and Terms
------------------------

The option price per share applicable to options granted under the 1997 Plan shall be determined by the Committee, but (i) as to an incentive stock option shall not be less than 100% of the fair market value per share of Common Stock on the date such option is granted and (ii) as to a non-qualified stock option, shall not be less than 80% of the fair market value on the date such option is granted. If an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensated officers is intended to qualify as "performance-based" compensation under Section 162 (m) of the Code, the exercise price of such option shall not be less than 100% of the fair market value on the date such option is granted. The Committee shall fix the term of each option, provided that the maximum length of the term of each option granted under the 1997 Plan shall be ten years.

Federal Income Tax Consequences
-------------------------------

Incentive Stock Options. Incentive stock options granted under the 1997 Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code. Under present law, the grantee of an incentive stock option will not realize taxable income upon the grant or the exercise of the incentive stock option and the Company will not receive an income tax deduction at either such time. However, if the incentive stock option is exercised more than three (3) months after the optionee has left the employ of the Company, the optionee will recognize taxable income equal to the difference between the fair market value of the Common Stock at the time of exercise and the sum of the optionee's basis in the option (if any) plus any consideration paid by the optionee upon such exercise. Generally, if the optionee was an employee of the Company at any time during the period beginning on the date the option is granted and ending on the date three (3) months before the date such option is exercised and the optionee does not sell the Common Stock acquired upon exercise of an incentive stock option within either (i) two years after the grant of the incentive stock option or (ii) one year after the date of exercise of the incentive stock option, the gain upon a subsequent sale of the Common Stock will be taxed as long-term capital gain. If the optionee, within either of the above periods, disposes of the Common Stock acquired upon exercise of the incentive stock option ( a "disqualifying disposition"), the optionee must recognize as compensation income, the gain upon such disposition. Generally, the gain would be equal to the difference between the option's exercise price and the Common Stock's fair market value at the time of exercise. This compensation income will be added to the option's basis for purposes of determining the capital gain, as discussed below, on the disposition of the acquired Common Stock. If the price that the optionee received on the disqualifying dispositions of the Common Stock would result in a loss to the optionee if the foregoing tax rule regarding disqualifying dispositions were applied, then the amount of compensation income that the optionee would recognize would be the excess, if any, of the amount realized on the sale over the basis of the acquired Common Stock. In such event, the Company would be entitled to a corresponding income tax deduction equal to the amount recognized as compensation income by the optionee. The gain in excess of such amount recognized by the optionee as compensation income would be taxed as long-term capital gain or short-term capital gain (subject to the holding period requirements for long-term or short-term capital gain treatment).

The exercise of an incentive stock option will generally result in the excess of the Common Stock's fair market value on the date of exercise over the exercise price being included in the optionee's alternative minimum taxable income ("AMTI"). If, however, a disqualifying disposition occurs in the year in which the option is exercised, the maximum amount that will be included in AMTI is the gain on the disposition of the Common Stock. Should there be a disqualifying disposition in a year other that the year of exercise, the income resulting from the disqualifying disposition will not be considered income for alternative minimum tax purposes. In addition, the basis of the Common Stock for determining gain or loss for alternative minimum tax purposes will be the exercise price for the Common Stock increased by the amount that AMTI was increased due to the earlier exercise of the Common Stock. Liability for the alternative minimum tax is a complex determination and depends upon an individual's overall tax situation. Before exercising an incentive stock option, an optionee should discuss the possible application of the alternative minimum tax with his tax advisor.

Non-Qualified Stock Options. Upon exercise of a non-qualified stock option granted under the Plan, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Common Stock received over the exercise price of such Common Stock. That amount will increase the optionee's basis in the Common Stock acquired pursuant to the exercise of the option. Upon a subsequent sale of the Common Stock, the optionee will recognize short term or long term gain or loss depending upon his holding period for the Common Stock and upon the subsequent appreciation or depreciation in the market value of the Common Stock. The Company will be allowed an income tax deduction for the amount recognized as compensation income by the optionee upon the optionee's exercise of the option.

                              NEW PLAN BENEFITS (1)
                           1997 STOCK OPTION PLAN (2)


                                  Name and Position                          Dollar Value                       Number of Units
              -----------------------------------------------------  ------------------------------      --------------------------

              Guy J. Quigley
                Chairman of the Board,
                 President, Chief Executive Officer                               N/D                                 N/D

              Executive Group                                                     N/D                                 N/D

              Non-Executive Director Group                                        N/D                                 N/D

              Non-Executive Employee Group                                        N/D                                 N/D



(1)         N/D means that the amount is not determinable.
(2) As benefits are not determinable pursuant to Instruction 3 of Item 10 of Regulation Section 240.14a-101 of the Exchange Act, benefits stated are the number of shares covered by options granted to each of the groups of employees under the 1997 Plan. Such grants are subject to stockholder approval of the 1997 Plan. The future value, if any, is not determinable.


Required Vote
-------------

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy, is required to approve the increase to the total stock subject to the 1997 Plan. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company recommends a vote "FOR" the approval of the increase to the total stock subject to the 1997 Plan.

Proposal 2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent public auditor for the fiscal year ending December 31, 2001. Although the selection of auditors does not require ratification, the Board of Directors has directed that the appointment of PricewaterhouseCoopers LLP be submitted to stockholders for ratification due to the significance of their appointment to the Company. A representative of PricewaterhouseCoopers LLP is expected to be present at the Meeting. Such representative will have an opportunity to make a statement if so desired, and will be available to respond to appropriate questions from stockholders.

Required Vote
-------------

The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by Proxy is required for ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors of the Company. An abstention, withholding of authority to vote or broker non-vote, therefore, will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the requisite stockholder vote.

Recommendation of the Board of Directors
----------------------------------------

The Board of Directors of the Company recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors for the year ending December 31, 2001.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of Stockholders of the Company must be received at the Company's principal executive offices not later than December 5, 2001. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested.

With respect to any stockholder proposals to be presented at the next annual meeting which are not included in the Company's proxy materials, management proxies for such meeting will be entitled to exercise their discretionary authority to vote on such proposals notwithstanding that they are not discussed in the proxy materials unless the proponent notifies the Company of such proposal by not later than February 19, 2002.

                            EXPENSES AND SOLICITATION

All expenses in connection with this solicitation will be borne by the Company. In addition to the use of the mail, proxy solicitation may be made by telephone, telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding shares in the names of their nominees for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

The Board of Directors knows of no business that will be presented for consideration at the Meeting other than those items stated above. If any other business should come before the Meeting, votes may be cast, pursuant to proxies, in respect to any such business in the best judgment of the person or persons acting under the proxies.

Dated: March 30, 2001                         THE QUIGLEY CORPORATION


                                              By: /s/ ERIC H. KAYTES
                                                  ---------------------------
                                                  ERIC H. KAYTES, Secretary

                                                                      Appendix A

                             1997 STOCK OPTION PLAN
                                       OF
                             THE QUIGLEY CORPORATION

            1.          Purpose of the Plan.

            This 1997 Stock Option Plan (the "Plan") is intended as an incentive, to retain in the employ or as directors, of The Quigley Corporation (the "Company") and any Subsidiary of the Company (within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")), persons of training, experience and ability, to attract new employees, and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

            It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code ("Incentive Options") while certain other options granted pursuant to the Plan shall be nonqualified stock options ("Nonqualified Options"). Incentive Options and the Nonqualified Options are hereinafter referred to collectively as "Options."

            The Company intends that the Plan meet the requirements of Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

            2.          Administration of the Plan.

            The Plan shall be administered by a committee initially consisting of Mr. Guy J. Quigley, and Mr. Charles A. Phillips (the "Committee").
Replacements on the Committee shall be appointed by the Board of Directors of the Company (the "Board"). The members of the Committee shall serve at the pleasure of the Board. Notwithstanding the foregoing, with respect to any Options granted to directors and "officers" (as such term is defined in Rule 16a-1 of the Securities and Exchange Commission ("Rule 16a-1"), if and as Rule 16b-3 is then in effect) of the Company, the Plan shall be administered by the entire Board, unless the Committee at the time of grant, award or other acquisition under the Plan of Options to any such person consists of two or more directors of the Company that are "Non-Employee Directors" (as such term is defined in Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3"), if and as Rule 16b-3 is then in effect).

            The Committee, subject to Section 3 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. Subject to Section 7 hereof, the Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options granted under the Plan shall make such rules as it deems necessary for the proper administration of the Plan, make all other determinations necessary or advisable for the administration of the Plan and correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry the Plan or any Options into effect. The act or determination of a majority of the Committee shall be deemed to be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other paragraphs of the Plan shall be conclusive on all parties.

            In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan of Options or Stock as hereinafter defined does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

            Notwithstanding anything herein to the contrary, any options granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by a Committee consisting of two or more directors of the Company that are "Outside Directors" (as such term is defined in Section 162(m) of the Code).

            3.          Designation of Optionees.

            The persons eligible for participation in the Plan as recipients of Options ("Optionees") shall include full-time and part-time employees, officers and directors of the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting Optionees, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider the office or position held by the Optionee, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, promotions, potential and any other facts to which the Committee may consider relevant. Subject to the next sentence, an employee who has been granted an Option hereunder may be granted an additional Option or Options, if the Committee shall so determine.

            4.          Stock Reserved for the Plan.

            Subject to adjustment as provided in Section 7 hereof, a total of three million (3,000,000) shares of common stock, $.0005 par value ("Stock"), of the Company shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares or previously issued shares reacquired and held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock which may remain unsold and which are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of any Option be reduced for any reason, the shares of Stock theretofore subject to such Option may again be subject to an Option under the Plan.

            Notwithstanding the foregoing, with respect to any options that are intended to qualify as performance-based compensation under Section 162(m) of the Code, the maximum number of shares of stock that may be subject to options granted under the Plan to any individual in any calendar year shall not exceed 500,000, and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code.

            5.          Terms and Conditions of Options.

            Options  granted  under the Plan shall be  subject to the  following
conditions  and  shall  contain  such  additional  terms  and  conditions,   not
inconsistent with the terms of the Plan, as the Committee shall deem desirable:

                        (a) Option  Price.  The purchase  price of each share of
            Stock purchasable under an Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted in the case of an Incentive Option and not less than 80% of the fair market value of such share of Stock on the date the Option is granted in the case of a non-Incentive Option; provided, however, that with respect to an Incentive Option, in the case of an Optionee who, at the time such Option is granted, owns (within the meaning of Section 424(d) of the
            Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, then the purchase price per share of stock shall be at least 110% of the Fair Market Value per share of Stock at the time of grant, provided, however, that if an option granted to the Company's Chief Executive Officer or to any of the Company's other four most highly compensation officers is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 80% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each incentive stock option shall be subject to adjustment as provided in
            Section 7 below. The fair market value ("Fair Market Value") means the closing price of publicly traded shares of Stock on the national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed) or on the Nasdaq National Market (if the shares of stock are regularly quoted on the Nasdaq National Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of the securities exchange or automated quotation system on which the shares of Stock are listed.

                        (b) Option Term.  The term of each Option shall be fixed
            by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted; provided, however, that in the case of an Optionee who, at the time such Option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, then such Incentive Stock Option shall not be exercisable with respect to any of the shares subject to such Incentive Stock Option later than the date which is five years after the date of grant.

                        (c)  Exercisability.  Subject to  paragraph  (j) of this
            Section 5, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.

                        (d) Method of  Exercise.  Options  may be  exercised  in
            whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee, including a cashless exercise. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised); provided, however, that if such Stock was issued pursuant to the exercise of an Incentive Option under the Plan, the holding requirements for such Stock under the Code shall first have been satisfied. An Optionee shall have the rights to dividends or other rights of a shareholder with respect to shares subject to the Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and
            (ii) becomes a shareholder of record.

                        (e) Transferability of Options. No Option granted hereunder shall be transferable otherwise than by (i) will, (ii) the laws of descent and distribution or (iii) pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title 1 of the Employee Retirement Income Security Act of 1986, as amended, or the rules and regulations promulgated thereunder; provided however, that to the extent the option agreement provisions do not disqualify such option for exemption under Rule 16b-3 under the Act of 1934, as amended, Nonqualified Options may be transferable during an Optionee's lifetime to immediate family members of an optionee, partnerships in which the only partners are members of the Optionee's immediate family, and trusts established solely for the benefit of such immediate family members.

                        (f) Termination by Death. Unless otherwise determined by
            the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of death, the Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee or the Optionee under the will of the Optionee, for a period of one year from the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

                        (g) Termination by Reason of Disability. Unless otherwise determined by the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates by reason of total and permanent disability as determined under the Company's long term disability policy ("Disability"), any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one-year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

                        (h) Other  Termination.  Unless otherwise  determined by
            the Committee at grant, if any Optionee's employment with the Company or any Subsidiary terminates for any reason other than death, or disability, any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such termination of employment (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter. Notwithstanding the foregoing, if any Optionee's employment with the Company or any Subsidiary terminates for Cause, such Option may not be exercised following the expiration of three months after the date of such termination of employment. "Cause" shall mean a felony conviction or the failure of an Optionee to contest prosecution for a felony or an Optionee's willful misconduct or dishonesty, any of which is harmful to the business or reputation of the Company or any Subsidiary. The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

                        Notwithstanding   anything   herein  to  the   contrary,
            Incentive Options may not be exercised after three months from the date of such termination of employment or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such three-month period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one year from the date of such death or for the stated term of such Option, whichever period is shorter.

                        (i) Limit on Value of Incentive  Option.  The  aggregate
            Fair Market Value, determined as of the date the Option is granted, of the Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

                        (j) Disposition of Incentive Option Shares. The stock option agreement evidencing any Incentive Options granted under this Plan shall provide that if the Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Stock issued to him pursuant to his exercise of an Incentive Option granted under the Plan within the two-year period commencing on the day after the date of the grant of such Incentive Option or within a one-year period commencing on the day after the date of transfer of the share or shares to him pursuant to the exercise of such Incentive option, he shall, within ten days of such disposition, notify the Company thereof and immediately deliver to the Company any amount of federal income tax withholding required by law.

            6.          Term of Plan.

No Option shall be granted pursuant to the Plan on or after December 2, 2007, but Options granted may extend beyond that date.

            7.          Capital Change of the Company.

            In the event of any merger, reorganization or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or more than 80% of the then-outstanding shares of Stock of the Company to another corporation, all Options granted under the Plan shall immediately vest. In the event of a stock dividend or recapitalization, or other change in corporate structure affecting the Stock not covered in the first sentence of this Section 7 (or in the event of a merger, reorganization or consolidation where the Optionee has not held the Option for at last six months), the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionees's proportionate interest shall be maintained as immediately before the occurrence of such event.

            8.          Proportionate Adjustments.

            If the outstanding shares of Stock are increased, decreased, changed into or exchanged into a different number or kind of shares of Stock or securities of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made to the maximum number and kind of shares of Stock as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares of Stock allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the purchase price applicable to the unexercised portion of the Option with a corresponding adjustment in the exercise price of the shares of Stock covered by the Option. Notwithstanding the foregoing, there shall be no adjustment for the issuance of shares of Stock on conversion of notes, preferred stock or exercise of warrants or shares of Stock issued by the Board for such consideration as the Board deems appropriate.

            9.          Purchase for Investment.

               Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

            10.         Taxes.

               The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes or any other tax matters.

            11.         Effective Date of Plan.

               The Plan shall be effective on December 2, 1997 (the date that it was approved by the Board), provided, however, that the Plan shall subsequently be approved by majority vote of the Company's shareholders not later than December 1, 1998.

            12.         Amendment and Termination.

               The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made which would impair the right of any Optionee under any Option theretofore granted without his consent, and except that no amendment shall be made which, without the approval of the shareholders, would:

               (a) materially increase the number of shares which may be issued under the Plan, except as is provided in Sections 7 and 8;

               (b)      materially   increase  the  benefits   accruing  to  the
            Optionees under the Plan;

               (c) materially modify the requirements as to eligibility for participation in the Plan;

               (d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value on the date of grant thereof or the exercise price of a Nonqualified option to less than 80% of the Fair Market Value on the date of grant thereof; or

               (e)      extend the Option term provided for in Section 5(b).

            The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent. The Committee may also substitute new Options for previously granted Options, including options granted under other plans applicable to the participant and previously granted Options having higher option prices, upon such terms as the Committee may deem appropriate.

            13.         Government Regulations.

                The Plan, and the granting and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

            14.         General Provisions.

                        (a)  Certificates.  All certificates for shares of Stock
            delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                        (b) Employment  Matters.  The adoption of the Plan shall
            not confer upon any Optionee of the Company or any Subsidiary, any right to continued employment (or, in case the Optionee is also a director, continued retention as a director) with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

                        (c) Limitation of Liability. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                        (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of any Option granted hereunder, or to comply with an appropriate exemption from registration under such laws in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, however, the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an a appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop-transfer instructions to the transfer agent to the Company.

                                                                      Appendix B


                             THE QUIGLEY CORPORATION
                             AUDIT COMMITTEE CHARTER


The Audit  Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements, policies and the internal financial controls of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the independence and performance of the Company's external auditors, and (4) any other items as required by the full Board of Directors

The members of the Audit Committee shall, or within a reasonable period of joining the Committee, meet the independence, number of members, and experience requirements of NASD and NASDAQ Stock Market, Inc. The members of the Audit Committee shall be recommended and appointed by the entire Board until such time that the Company has a Nominating Committee who will then make such recommendations. The Members of the Committee shall serve at the pleasure of the Board with no fixed term of service.

The Audit Committee shall have the authority to recommend special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make periodic reports to the Board.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal financial controls that could significantly affect the Company's financial statements.

3. Discuss with management and the independent auditor the significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

4. Review with management and the independent auditor the Company's quarterly financial statements prior to filing Form 10-Q.

5. Meet periodically in person or via telephone with management to review the Company's major financial risk exposures or other issues and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company's accounting principles and practices as suggested by the independent auditor or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8. Review the estimated annual audit fee and major components of such fees with the independent auditor.

9. Receive periodic reports, or at least annually, from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Meet with the independent auditor to review the planning and staffing of the audit.

12. Obtain from the independent auditor assurance that it has informed the Company's management and Audit Committee concerning any information indicating any acts which may have occurred that could have a material effect on the Company's financial statements.

13. Discuss with management and the independent auditor any condition, which comes to their attention indicating that the Company's subsidiaries and affiliated entities, domestic and foreign, are not conforming to applicable legal requirements of the Company's Acceptable Code of Conduct.

14. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit and quarterly reviews.

15. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include, among other things, any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

17. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Acceptable Code of Conduct.

18. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

19. Meet a least annually with the chief financial officer and the independent auditor in separate executive sessions.

20.   Maintain  minutes  of  formal  Audit  Committee   meetings  (not  separate
      executive sessions) and report findings to the full Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and materially accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Acceptable Code of Conduct.





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